                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 16

VMO SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                     [PHOTO]
management.  More recently, on
February 5, 1997, Morgan Stanley Group
Inc. and Dean Witter, Discover &  Co.
announced their agreement to merge, and
you received a proxy in April. The merger DENNIS J. MCDONNELL AND DON G. POWELL was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a concentration in high-quality bonds. As of April 30, approximately 52 percent of the Trust's long-term investments were AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Most of the AAA-rated bonds are insured securities, which are extremely liquid and provide the potential for safety of principal. These bonds have tended to perform better when interest rates are falling, which was not the case for most of the period. In addition, approximately 22 percent of long-term investments were rated AA or A, and approximately 26 percent were rated BBB or below. BBB is the lowest credit rating Standard & Poor's assigns to bonds in the investment-grade category.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term Investments as of April 30, 1997



AAA...................  52.1%
AA....................  13.0%
A.....................   9.4%
BBB...................  22.8%
BB....................   2.7%

Based upon credit quality rating s issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


    Portfolio turnover was moderate during the period because the average yield of bonds in the portfolio was higher than current market yields. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk associated with purchasing lower-rated securities.
    We sold bonds that we believed had limited upside potential, and used the proceeds of those sales to purchase intermediate-term discount bonds. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) Acquisitions favored AAA-rated securities because of the tight credit spreads, but also included some BBB-rated bonds to increase the yield of the Trust. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained a shorter duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in

                                                         Continued on page three
years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.51 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

[DIVIDEND HISTORY GRAPH]

Six-month Dividend History
for the Period Ended April 30, 1997



                        Distribution
                         per Share
                      ----------------
Nov 1996...........     $.0750
Dec 1996...........     $.0750
Jan 1997...........     $.0750
Feb 1997...........     $.0750
Mar 1997...........     $.0750
Apr 1997...........     $.0750

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.


PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Municipal Opportunity Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 5.13 percent(1). The Trust offered a tax-exempt distribution rate of 6.43 percent(3), based on the closing common stock price of $14.00 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.05 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 12.5 percent discount to its net asset value of $16.00.

Top Five Portfolio Industry Holdings by Sector as of April 30, 1997*

                    General Purpose................... 18.9%
                    Wholesale Electric................ 13.8%
                    Health Care....................... 11.8%
                    Single-Family Housing............. 11.6%
                    Airport............................ 9.3%

                    *As a Percentage of Long-Term Investments

                                                          Continued on page four

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
                           (NYSE TICKER SYMBOL--VMO)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    5.13%
Six-month total return based on NAV(2)....................    2.05%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.43%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   10.05%

SHARE VALUATIONS

Net asset value...........................................  $ 16.00
Closing common stock price................................  $14.000
Six-month high common stock price (02/26/97)..............  $14.375
Six-month low common stock price (12/17/96)...............  $13.250
Preferred share (Series A) rate(5)........................   3.680%
Preferred share (Series B) rate(5)........................   3.573%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  0.9%
$ 1,500   Huntsville-Madison Cnty, AL Arpt Auth Arpt
          Terminal Rev (MBIA Insd).......................      5.400%  07/01/19  $  1,408,650
  2,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg................      6.950   01/01/20     2,116,140
                                                                                 ------------
                                                                                    3,524,790
                                                                                 ------------
          CALIFORNIA  6.1%
  1,235   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)..............................      5.850   08/01/17     1,224,750
  1,545   California Hsg Fin Agy Rev Home Mtg Ser B1.....      6.300   08/01/08     1,601,779
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd)..........................................      6.000   07/01/27     2,019,260
  1,255   California Rural Home Mtg Fin Mtg Backed Secs
          Pgm Ser C (GNMA Collateralized) (d)............  6.40/7.80   02/01/28     1,395,772
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................          *   09/01/17     1,553,950
  4,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (d).................................    0/7.050   01/01/10     2,595,520
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)..........................................      6.000   07/01/06     5,318,350
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)..........................................      6.000   07/01/08     5,313,450
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)..........................................      6.000   06/01/08     3,214,500
                                                                                 ------------
                                                                                   24,237,331
                                                                                 ------------
          COLORADO  6.1%
  2,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E470 Proj Ser B................................      7.000   08/31/26     2,141,280
  1,000   Castle Rock, CO Multi-Family Rev Hsg Pines at
          Castle Rock Ser A (FSA Insd)...................      6.100   12/01/16     1,004,580
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          A2.............................................      7.250   05/01/27     1,642,320
  1,445   Colorado Hsg Fin Auth Single Family Proj Sr Ser
          A3.............................................      7.000   11/01/24     1,502,395
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1.............................................      7.550   11/01/27     1,663,230
  3,500   Denver, CO City & Cnty Arpt Rev Ser A (c)......      8.500   11/15/07     3,953,600
  7,000   Denver, CO City & Cnty Arpt Rev Ser A (c)......      8.875   11/15/12     8,237,530
  1,750   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)..........................................      6.250   11/15/06     1,869,140
  1,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)..........................................      6.250   11/15/07     1,069,280
  1,000   Highlands Ranch Metro Dist No 2 CO Rfdg (FSA
          Insd)..........................................      6.500   06/15/11     1,112,380
                                                                                 ------------
                                                                                   24,195,735
                                                                                 ------------
          CONNECTICUT  1.0%
  1,700   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (e)......................................      6.500   09/01/06     1,809,276
  2,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (e)......................................      6.400   09/01/11     2,065,740
                                                                                 ------------
                                                                                    3,875,016
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.5%
$ 2,000   Metropolitan Washington, DC Arpt Auth Genl Arpt
          Rev Ser A (FGIC Insd)..........................      7.250%  10/01/10  $  2,169,220
                                                                                 ------------
          FLORIDA  0.8%
  3,000   Florida St Brd Edl Cap Outlay Pub Edl Ser A....      5.875   06/01/16     3,044,130
                                                                                 ------------
          GEORGIA  2.9%
  3,370   Fulton Cnty, GA Lease Rev (e)..................      7.250   06/15/10     3,832,701
  7,000   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)..........................................      6.500   01/01/20     7,768,950
                                                                                 ------------
                                                                                   11,601,651
                                                                                 ------------
          HAWAII  1.4%
  5,000   Hawaii St Arpt Sys Rev Ser 2...................      7.000   07/01/18     5,344,700
                                                                                 ------------
          ILLINOIS  6.1%
  5,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
          Second Lien Ser A (MBIA Insd) (c)..............      6.375   01/01/12     5,330,050
  6,400   Chicago, IL Sch Fin Auth Ser A (MBIA Insd).....      5.000   06/01/09     6,125,312
  1,000   Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)..........................      7.000   09/01/27     1,095,570
  1,195   Chicago, IL Single Family Mtg Rev Ser B
          (GNMA Collateralized)..........................      7.625   09/01/27     1,319,412
  1,500   Dundee Twp, IL (FSA Insd)......................      5.450   12/01/16     1,433,865
  3,285   Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj.................................      8.125   11/15/19     3,613,434
  1,475   Regional Tran Auth IL Ser A (AMBAC Insd).......      6.500   06/01/15     1,576,554
  1,410   Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd)....................................      6.400   12/01/03     1,518,316
  1,865   Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd)....................................      6.500   12/01/05     2,042,585
                                                                                 ------------
                                                                                   24,055,098
                                                                                 ------------
          INDIANA  0.7%
  2,500   Purdue Univ, IN Univ Rev Student Fee Ser B.....      6.750   07/01/09     2,756,750
                                                                                 ------------
          KENTUCKY  1.0%
  1,475   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (b)........      6.200   03/01/08     1,514,250
  1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/ Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (b)........      5.750   03/01/02     1,008,440
  1,350   Kentucky Hsg Corp Hsg Rev Ser B (b)............      6.250   07/01/28     1,360,152
                                                                                 ------------
                                                                                    3,882,842
                                                                                 ------------
          MAINE  1.0%
  2,305   Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A1.............................................      7.000   12/01/16     2,439,819
  1,265   Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A2.............................................      7.150   12/01/16     1,344,771
                                                                                 ------------
                                                                                    3,784,590
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MARYLAND  1.7%
$ 3,500   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser..........      7.250%  04/01/19  $  3,699,570
  3,005   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser..........      7.300   04/01/25     3,173,881
                                                                                 ------------
                                                                                    6,873,451
                                                                                 ------------
          MASSACHUSETTS  1.3%
  2,000   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)....................................      3.100   07/01/13     1,750,740
  3,000   Plymouth Cnty, MA Ctfs Partn Ser A.............      7.000   04/01/22     3,307,200
                                                                                 ------------
                                                                                    5,057,940
                                                                                 ------------
          MICHIGAN  1.2%
  4,500   Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd)................      6.875   09/01/22     4,846,455
                                                                                 ------------
          MISSISSIPPI  1.6%
  3,750   Mississippi Home Corp Single Family Rev Mtg Ser
          C (GNMA Collateralized) (d)....................  5.50/7.60   06/01/29     4,191,412
  2,000   Mississippi Home Corp Single Family Rev Mtg Ser
          F (GNMA Collateralized) (d)....................  6.00/7.55   12/01/27     2,201,760
                                                                                 ------------
                                                                                    6,393,172
                                                                                 ------------
          MISSOURI  1.4%
  1,485   Saint Charles Cnty, MO Indl Dev Auth Indl Rev
          Dev Westchester Vlg Apts Ser A Rfdg (FNMA
          Collateralized)................................      6.150   02/01/27     1,488,297
    870   Saint Louis Cnty, MO Single Family (MBIA
          Insd)..........................................      6.900   04/01/16       898,623
  3,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd) (c).....      6.200   06/01/10     3,253,830
                                                                                 ------------
                                                                                    5,640,750
                                                                                 ------------
          NEVADA  1.1%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
          A (FGIC Insd)....................................      6.700   06/01/22   4,233,840
                                                                                 ------------
          NEW JERSEY  5.6%
 20,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (Embedded Cap) (MBIA Insd)............      5.900   03/15/21    20,516,600
  1,395   New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).............      7.000   07/01/04     1,548,827
                                                                                 ------------
                                                                                   22,065,427
                                                                                 ------------
          NEW MEXICO  2.2%
    925   Hobbs, NM Single Family Mtg Rev Rfdg...........      8.750   07/01/11     1,026,685
  5,205   New Mexico Mtg Fin Auth Single Family Mtg Pgm
          Ser G (GNMA Collateralized)....................      7.250   07/01/26     5,485,498
  2,000   University of NM Technology Dev Corp Lease Rev
          Univ Cent Resh Pk Proj Ser A (MBIA Insd).......      6.450   08/15/18     2,125,360
                                                                                 ------------
                                                                                    8,637,543
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK  21.1%
$ 3,000   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.................................      7.000%  07/01/12  $  3,225,390
  1,440   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj............................      6.100   01/01/09     1,470,442
  3,000   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj............................      6.000   01/01/15     2,978,730
 10,000   New York City Ser A............................      7.000   08/01/07    10,924,600
  5,000   New York City Ser A Rfdg.......................      7.000   08/01/05     5,443,200
  2,875   New York City Ser B............................      5.700   08/15/07     2,865,886
  5,335   New York City Ser D (c)........................      7.500   02/01/19     5,883,065
  2,665   New York City Ser D (Prerefunded @ 02/01/02)
          (c)............................................      7.500   02/01/19     3,000,977
  4,500   New York City Ser I............................      6.000   04/15/12     4,477,905
  1,500   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................      5.750   08/15/12     1,472,940
  2,070   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B..........................................      5.750   08/15/10     2,045,201
  6,060   New York St Dorm Auth Rev City Univ Ser F......      5.500   07/01/12     5,801,117
  2,100   New York St Dorm Auth Rev City Univ Ser F......      5.000   07/01/20     1,802,493
  1,365   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg...........................................      5.250   05/15/09     1,322,357
  4,325   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent
          Proj...........................................      5.500   04/01/99     4,386,761
  1,900   New York St Mtg Agy Rev Homeowner Mtg Ser 58...      6.400   04/01/27     1,936,879
  6,400   New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg.................................      5.750   04/01/09     6,377,856
  1,100   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 4......................................      5.375   01/01/23       989,912
  3,500   Port Auth NY & NJ Cons 97th Ser (FGIC Insd)....      6.650   01/15/23     3,730,755
  5,640   Port Auth NY & NJ Cons 109th Ser...............      5.375   07/15/22     5,370,577
  2,500   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd) (b)................      6.000   12/01/07     2,629,900
  5,400   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd) (b)................      5.750   12/01/22     5,282,928
                                                                                 ------------
                                                                                   83,419,871
                                                                                 ------------
          NORTH CAROLINA  2.9%
 11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (MBIA Insd)................................      6.000   01/01/12    11,656,150
                                                                                 ------------
          OHIO  1.3%
  1,000   Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (d)...............................    0/6.500   12/01/07       770,850
  3,000   Lucas Cnty, OH Hosp Rev Promedica Hlthcare
          Oblig (MBIA Insd)..............................      6.000   11/15/07     3,189,030
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partnership Proj Rfdg (AMBAC Insd).........      6.375   04/01/29     1,039,380
                                                                                 ------------
                                                                                    4,999,260
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          OKLAHOMA  2.2%
$ 2,000   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd)....................      6.125%  06/01/05  $  2,105,920
  3,140   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd)....................      6.250   06/01/08     3,327,992
  3,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc............................................      7.600   12/01/30     3,226,260
                                                                                 ------------
                                                                                    8,660,172
                                                                                 ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp....      6.350   08/01/25     2,033,700
                                                                                 ------------
          PENNSYLVANIA  7.2%
 10,000   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
          Mercy Hlth Sys Inc (AMBAC Insd)................      5.625   08/15/26     9,624,500
  6,655   Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B..............................      6.875   10/01/17     6,969,049
  8,500   Geisinger Auth PA Hlth Sys Ser A...............      6.400   07/01/22     8,853,005
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          57a............................................      6.150   04/01/27     1,999,880
  1,000   Pennsylvania Intergvtl Co-op Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)..      6.800   06/15/22     1,088,190
                                                                                 ------------
                                                                                   28,534,624
                                                                                 ------------
          TEXAS  4.0%
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd)
          (b)............................................      6.500   11/15/05     1,069,570
  4,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc (c)........................      7.000   11/01/01     4,718,205
  2,525   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc............................      7.625   11/01/21     2,720,183
  5,000   Ector Cnty, TX Hosp Dist Hosp Rev Med Cent Hosp
          (c)............................................      7.300   04/15/12     5,611,700
  1,857   Texas Genl Svcs Comm Partn Int Lease Purch
          Ctfs. (e)......................................      7.250   08/01/11     1,866,385
                                                                                 ------------
                                                                                   15,986,043
                                                                                 ------------
          UTAH  2.1%
  1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)...............................      5.750   07/01/19     1,485,960
  1,500   Intermountain Pwr Agy UT Rev Ser E Rfdg (FSA
          Insd)..........................................      6.000   07/01/06     1,590,435
  3,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Cap) (d).............................    0/5.500   02/15/17     2,860,680
  2,460   Utah St Hsg Fin Agy Single Family Mtg Sr Issue
          B3.............................................      7.100   07/01/24     2,563,197
                                                                                 ------------
                                                                                    8,500,272
                                                                                 ------------
          VIRGINIA  2.1%
  8,200   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (MBIA Insd)
          (d)............................................  4.70/6.25   07/01/20     8,127,594
                                                                                 ------------
          WASHINGTON  7.2%
  9,850   Bellevue, WA Convention Cent Comp Int Rfdg
          (MBIA Insd)....................................          *   02/01/25     1,881,350
  1,000   King Cnty, WA Ser B............................      6.625   12/01/15     1,081,750

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------

          WASHINGTON (CONTINUED)
$ 1,145   King Cnty, WA Ser D (b)........................      5.750%  12/01/11  $  1,150,026
 10,975   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser A Rfdg (MBIA Insd)................      5.700   07/01/17    10,710,722
 10,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser B Rfdg (MBIA Insd)................      5.600   07/01/15     9,747,800
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev Ser A Rfdg (AMBAC Insd)...............      6.000   07/01/08     2,113,260
  5,125   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)................          *   07/01/14     1,875,955
                                                                                 ------------
                                                                                   28,560,863
                                                                                 ------------
          WEST VIRGINIA  2.1%
  8,000   Harrison Cnty, WV Cmnty Solid Waste Disp Rev
          West Penn Pwr Co Proj Ser A (c)................      6.875   04/15/22     8,438,720
                                                                                 ------------
          WISCONSIN  1.2%
  1,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A.....................................      6.750   04/01/27     1,050,430
  3,500   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser C..........................................      6.250   09/01/17     3,562,230
                                                                                 ------------
                                                                                    4,612,660
                                                                                 ------------
          WYOMING  0.4%
  1,500   Wyoming Cmnty Dev Auth Hsg Rev Ser 2 (b).......      6.350   06/01/29     1,509,960
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $371,253,366) (a)......................................................   391,260,320
SHORT-TERM INVESTMENTS  3.6%
  (Cost $14,100,000)(a)........................................................    14,100,000
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.5%)..................................    (9,761,380)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $395,598,940
                                                                                 ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes cost for long- and short-term investments is $385,353,366; the aggregate gross unrealized appreciation is $20,458,854 and the aggregate gross unrealized depreciation is $1,238,906, resulting in net unrealized appreciation including open futures transactions of $19,219,948.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Private placement issue.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $371,253,366)
  (Note 1)..................................................  $391,260,320
Short-Term Investments (Cost $14,100,000) (Note 1)..........    14,100,000
Cash........................................................        99,663
Receivables:
  Interest..................................................     6,359,807
  Securities Sold...........................................       248,433
Other.......................................................         5,505
                                                              ------------
      Total Assets..........................................   412,073,728
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................    15,441,354
  Income Distributions--Common and Preferred Shares.........       353,505
  Investment Advisory Fee (Note 2)..........................       210,358
  Variation Margin on Futures (Note 4)......................       112,063
  Administrative Fee (Note 2)...............................        64,725
  Affiliates (Note 2).......................................        14,068
Accrued Expenses............................................       218,239
Deferred Compensation and Retirement Plans (Note 2).........        60,476
                                                              ------------
      Total Liabilities.....................................    16,474,788
                                                              ------------
NET ASSETS..................................................  $395,598,940
                                                              ============
NET ASSETS CONSIST OF:

Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................  $150,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................       153,529
Paid in Surplus.............................................   226,719,758
Net Unrealized Appreciation on Securities...................    19,219,948
Accumulated Undistributed Net Investment Income.............     1,274,105
Accumulated Net Realized Loss on Securities.................    (1,768,400)
                                                              ------------
      Net Assets Applicable to Common Shares................   245,598,940
                                                              ------------
NET ASSETS..................................................  $395,598,940
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($245,598,940 divided
  by 15,352,891 shares outstanding).........................  $      16.00
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $11,574,051
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................    1,283,260
Administrative Fee (Note 2).................................      394,849
Preferred Share Maintenance (Note 5)........................      189,160
Custody.....................................................       24,006
Trustees Fees and Expenses (Note 2).........................       12,809
Legal (Note 2)..............................................       11,645
Amortization of Organizational Costs (Note 1)...............        3,788
Other.......................................................      123,844
                                                              -----------
    Total Expenses..........................................    2,043,361
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,530,690
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $   224,558
  Futures...................................................     (622,332)
                                                              -----------
Net Realized Loss on Securities.............................     (397,774)
                                                              -----------
Unrealized Appreciation/Depreciation on Securities:
Beginning of the Period.....................................   20,761,700
                                                              -----------
End of the Period:
  Investments...............................................   20,006,954
  Futures...................................................     (787,006)
                                                              -----------
                                                               19,219,948
                                                              -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (1,541,752)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(1,939,526)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,591,164
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1997 and the
                    Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  9,530,690       $ 19,513,539
Net Realized Gain/Loss on Securities....................       (397,774)         4,500,707
Net Unrealized Depreciation on Securities During the
  Period................................................     (1,541,752)          (423,449)
                                                           ------------       ------------
Change in Net Assets from Operations....................      7,591,164         23,590,797
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (6,908,532)       (13,909,348)
  Preferred Shares......................................     (2,588,208)        (5,459,584)
                                                           ------------       ------------
Total Distributions.....................................     (9,496,740)       (19,368,932)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,905,576)         4,221,865
NET ASSETS:
Beginning of the Period.................................    397,504,516        393,282,651
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,274,105 and $1,240,155,
  respectively).........................................   $395,598,940       $397,504,516
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                         April 24, 1992
                                  Six Months                                              (Commencement
                                    Ended              Year Ended October 31              of Investment
                                  April 30,    -------------------------------------     Operations) to
                                     1997         1996      1995      1994      1993   October 31, 1992
--------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)....   $16.121     $15.846   $14.389   $17.297   $14.990       $14.771
                                   -------     -------   -------   -------   -------       -------
 Net Investment Income..........      .621       1.271     1.275     1.303     1.354          .611
 Net Realized and Unrealized
   Gain/Loss on Securities......     (.126)       .266     1.584    (2.918)    2.332          .083
                                   -------     -------   -------   -------   -------       -------
Total from Investment
 Operations.....................      .495       1.537     2.859    (1.615)    3.686          .694
                                   -------     -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders...............      .450        .906     1.012     1.020     1.020          .340
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....      .169        .356      .390      .273      .282          .135
 Distributions from Net Realized
   Gain on Securities (Note 1):
   Paid to Common
     Shareholders...............       -0-         -0-       -0-       -0-      .057           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....       -0-         -0-       -0-       -0-      .020           -0-
                                   -------     -------   -------   -------   -------       -------
Total Distributions.............      .619       1.262     1.402     1.293     1.379          .475
                                   -------     -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period.........................   $15.997     $16.121   $15.846   $14.389   $17.297       $14.990
                                   =======     =======   =======   =======   =======       =======
Market Price Per Share at End of
 the Period.....................   $14.000     $13.750   $13.625   $13.000   $16.375       $14.500
Total Investment Return at
 Market Price (b)...............     5.13%*      7.72%    12.70%   (14.96%)   20.85%        (1.16%)*
Total Return at Net Asset Value
 (c)............................     2.05%*      7.61%    17.74%   (11.30%)   23.17%         2.10%*
Net Assets at End of the Period
 (In millions)..................   $ 395.6     $ 397.5   $ 393.3   $ 370.9   $ 415.6       $ 380.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares.........................     1.66%       1.66%     1.75%     1.69%     1.62%         1.54%
Ratio of Expenses to Average Net
 Assets.........................     1.03%       1.03%     1.06%     1.05%     1.02%         1.04%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)............................     5.64%       5.73%     5.87%     6.43%     6.51%         5.82%
Portfolio Turnover..............       22%*        85%       70%       76%       52%           53%*

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Opportunity Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended April 23, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $2,109,740 which will expire on October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $43,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $85,212,383 and $88,493,968, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index, and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at October 31, 1996..........................      200
Futures Opened...........................................    1,301
Futures Closed...........................................   (1,175)
                                                            ------
Outstanding at April 30, 1997............................      326
                                                            ======

    The futures contracts outstanding as of April 30, 1997, and the description and unrealized depreciation are as follows:

                                                                UNREALIZED
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
U.S. Treasury Bond and Futures:
  June 1997 - Sells to Open (Current Notional
     Value of $109,281 per contract)............     326         $787,006
                                                     ===         ========

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 3,000 Auction Preferred Shares ("APS") in two series of 1,500 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on April 30, 1997 was 3.63%. During the six months ended April 30, 1997, the rates ranged from 3.35% to 3.947%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.